UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 23, 2014
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 2.02     Results of Operations and Financial Condition.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of A. M. Castle & Co. (the “Company”) for the third quarter ended September 30, 2014, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated into this Item 2.02 by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2014, Patrick J. Herbert, III resigned from his position as a member of the Board of Directors (the “Board”) of A. M. Castle & Co. (the “Company”) and all committees of the Board on which he served. Mr. Herbert’s resignation was not because of a disagreement with the Company on any matters relating to the Company’s operations, policies, or practices.
On October 23, 2014, the Board, upon recommendation of its Governance Committee, appointed Jonathan B. Mellin to the Board to fill the newly created vacancy upon Mr. Herbert’s departure. Mr. Mellin was also appointed to take Mr. Herbert’s place as a Class II director and a member of the Human Resources Committee of the Board. Mr. Brian Anderson was appointed to take Mr. Herbert’s place as the chairperson of the Governance Committee.
As a non-employee director, Mr. Mellin will receive compensation in accordance with the Company’s non-employee director compensation practices described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 14, 2014. This compensation generally consists of an annual cash retainer of $60,000, payable in quarterly installments, and an annual grant of restricted stock in an amount valued at $70,000, based on the 60-day average of the closing price per share of the Company’s common stock on the date such grant is made, which is the date of the annual meeting of stockholders.
In connection with his appointment, the Company and Mr. Mellin have entered into an indemnification agreement in the form in which the Company has entered into with each of its directors to supplement the indemnification coverage provided by the Company’s By-Laws and the Maryland General Corporation Law.
There are no transactions between Mr. Mellin and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01     Regulation FD Disclosure.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

A. M. Castle & Co. (the “Company”), a global distributor of specialty metal and plastic products, value-added services and supply chain solutions, will present via live web cast its 2014 third quarter financial results on Tuesday, October 28, 2014, at 11:00 a.m. ET.  Copies of the slides containing financial and operating information to be used as part of the web cast are attached as Exhibit 99.2 to this Current Report and are incorporated by reference herein.

The call can be accessed via the internet live or as a replay. Those who would like to listen to the call may access the webcast through a link on the investor relations page of the Company's website at http://www.amcastle.com/investors/default.aspx or by calling (888) 517-2513 or (847) 619-6533 and citing code 9042 182#.

An archived version of the conference call webcast will be available for replay at the link above approximately three hours following its conclusion, and will remain available until the next earnings conference call.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit Number	Description
99.1	Press Release, dated October 28, 2014.
99.2	Slide Presentation for Third Quarter 2014 Financial Results webcast to be held on October 28, 2014.

Cautionary Statement on Risks Associated with Forward Looking Statements

Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release.  Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy.  These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions.  These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Marec E. Edgar
October 28, 2014		Marec E. Edgar
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release, dated October 28, 2014.	EX-1-
99.2	Slide Presentation for Third Quarter 2014 Financial Results webcast to be held on October 28, 2014.	EX-8-

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